                                                                       EXHIBIT 2





                        GUARANTEE AND SECURITY AGREEMENT


                                   dated as of


                                November 13, 2000


                                      among


                                  UNOVA, INC.,


                           THE GUARANTORS PARTY HERETO


                                       and


                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                               as Collateral Agent

                                TABLE OF CONTENTS


                                                                           PAGE
SECTION 1.  Definitions.......................................................1
SECTION 2.  Guarantees by Guarantors..........................................9
SECTION 3.  Grant of Transaction Liens.......................................13
SECTION 4.  General Representations and Warranties...........................14
SECTION 5.  Further Assurances; General Covenants............................16
SECTION 6.  Remedies upon Event of Default...................................18
SECTION 7.  Application of Proceeds..........................................19
SECTION 8.  Fees and Expenses; Indemnification...............................21
SECTION 9.  Authority to Administer Collateral...............................23
SECTION 10.  Limitation on Duty in Respect of Collateral.....................23
SECTION 11.  General Provisions Concerning the Collateral Agent..............24
SECTION 12.  Termination of Transaction Liens; Release of Collateral.........27
SECTION 13.  Guarantors and Lien Grantors....................................28
SECTION 14.  Additional Secured Obligations..................................28
SECTION 15.  Notices.........................................................28
SECTION 16.  No Implied Waivers; Remedies Not Exclusive......................29
SECTION 17.  Successors and Assigns..........................................29
SECTION 18.  Amendments and Waivers..........................................30
SECTION 19.  Choice of Law...................................................30
SECTION 20.  Waiver of Jury Trial............................................30
SECTION 21.  Severability....................................................30
SECTION 22.  Foreign Currency Translations...................................30

EXHIBITS:

         EXHIBIT A         Security Agreement Supplement

         EXHIBIT B         Perfection Certificate

                        GUARANTEE AND SECURITY AGREEMENT

         AGREEMENT dated as of November 13, 2000 among UNOVA, INC., the GUARANTORS party hereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Collateral Agent.

         WHEREAS, the Borrower has entered into the Credit Agreement described in Section 1 hereof, pursuant to which the Borrower has borrowed funds and intends to continue to borrow funds for the purposes set forth therein;

         WHEREAS, the Borrower is willing to secure (i) its obligations under the Credit Agreement and (ii) certain other obligations, by granting Liens on its assets to the Collateral Agent as provided in the Security Documents;

         WHEREAS, the Borrower is willing to cause each of its Domestic Subsidiaries to guarantee the foregoing obligations of the Borrower and to secure its guarantee thereof by granting Liens on its assets to the Collateral Agent as provided in the Security Documents;

         WHEREAS, the Banks are not willing to enter into Amendment No. 6 and Waiver to the Credit Agreement dated November 13, 2000 among the Borrower, the Banks and the Administrative Agent unless (i) the foregoing obligations of the Borrower are secured and guaranteed as described above and (ii) each guarantee thereof is secured by Liens on assets of the relevant Guarantor as provided in the Security Documents; and

         WHEREAS, upon any foreclosure or other enforcement of the Security Documents, the net proceeds of the relevant Collateral are to be received by or paid over to the Collateral Agent and applied as provided in Section 7 hereof;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.  Definitions.

         (a) Terms Defined in Credit Agreement. Terms defined in the Credit Agreement and not otherwise defined in subsection (b) or (c) of this Section have, as used herein, the respective meanings provided for therein.

         (b) Terms Defined in UCC. As used herein, each of the following terms
(i) if it is defined in both the Current UCC and the Revised UCC, has the meaning specified in the Current UCC until the UCC Revision Date and the meaning specified in the Revised UCC on and after the UCC Revision Date or (ii) if it is defined in the Revised UCC but not in the Current UCC, has the meaning specified in the Revised UCC at all times:

Term                                      Current UCC               Revised UCC
----                                      -----------               -----------
Account                                   9-106                     9-102
Authenticate                              not defined               9-102
Chattel Paper                             9-105                     9-102
Document                                  9-105                     9-102
Equipment                                 9-109                     9-102
General Intangibles                       9-106                     9-102
Instrument                                9-105                     9-102
Inventory                                 9-109                     9-102
Investment Property                       9-115                     9-102
Letter-of-Credit Right                    not defined               9-102
Payment Intangible                        not defined               9-102
Security Entitlement                      8-102                     8-102

         (c) Additional Definitions. The following additional terms, as used herein, have the following meanings:

         "ADDITIONAL SECURED OBLIGATIONS" means obligations of the Borrower or a Subsidiary in respect of (i) letters of credit, bank guarantees and foreign exchange contracts in an aggregate principal or maximum amount not to exceed $75,000,000 at any time and (ii) multi-currency loans in an aggregate amount not to exceed $25,000,000, in each case designated by the Borrower in accordance with Section 14.

         "ADMINISTRATIVE AGENT" means Morgan Guaranty Trust Company of New York, in its capacity as administrative agent under the Loan Documents.

         "BORROWER" means UNOVA, Inc., a Delaware corporation.

         "CASH DISTRIBUTIONS" means dividends, interest and other distributions and payments (including proceeds of liquidation, sale or other disposition) made or received in cash upon or with respect to any Collateral.

         "COLLATERAL" means all property, whether now owned or hereafter acquired, on which a Lien is granted or purports to be granted to the Collateral Agent pursuant to the Security Documents. When used with respect to a specific Lien Grantor, the term "Collateral" means all its property on which such a Lien is granted or purports to be granted.




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


         "COLLATERAL AGENT" means Morgan Guaranty Trust Company of New York, in its capacity as Collateral Agent under the Security Documents.

         "CREDIT AGREEMENT" means the Credit Agreement dated as of September 24, 1997 among UNOVA, Inc., the Banks party thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent (as the same has heretofore been or may hereafter be amended from time to time).

         "CURRENT UCC" means the UCC as in effect from time to time before the UCC Revision Date.

         "DOMESTIC SUBSIDIARY" means any Subsidiary organized under the laws of the United States or a political subdivision thereof, except The Factory Power Company, an Ohio corporation, and KCH Funding LLC, a Delaware limited liability company.

         "EQUITY INTEREST" means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof, (v) any warrant, option or other right to acquire any Equity Interest described in this definition or (vi) any Security Entitlement in respect of any Equity Interest described in this definition.

         "EXISTING RECEIVABLES FACILITY" means the Transfer and Administration Agreement among Enterprise Funding Corporation, as Company, KCH Funding, L.L.C., as Transferor, UNOVA, Inc., as Parent and Servicer, and NationsBank, N.A., as Lead Arranger, Agent and Bank Investor, dated as of June 18, 1999.

         "FOREIGN SUBSIDIARY" means any Subsidiary that is not a Domestic Subsidiary, except The Factory Power Company, an Ohio corporation, and KCH Funding LLC, a Delaware limited liability company.

         "GUARANTORS" means each Subsidiary of the Borrower listed on the signature pages hereof under the caption "Guarantors" and each Subsidiary of the Borrower that shall, at any time after the date hereof, become a "Guarantor" pursuant to Section 13.

         "INDENTURE" means the Indenture dated as of March 11, 1998 between UNOVA, Inc. and The First National Bank of Chicago, as Trustee.

         "INTELLECTUAL PROPERTY" means any and all (i) patents, (ii) patent licenses, (iii) trademarks, (iv) trademark licenses, (v) copyrights and (vi) copyright licenses, and all rights in or under any of the foregoing.

         "LIEN GRANTORS" means the Borrower and the Guarantors.

         "LIQUIDATED SECURED OBLIGATION" means at any time any Secured Obligation (or portion thereof) that is not an Unliquidated Secured Obligation at such time.

         "LIQUID INVESTMENT" means a Permitted Investment (other than commercial paper) that matures within 30 days after it is first included in the Collateral.

         "LLC INTEREST" means a membership interest or similar interest in a limited liability company.

         "LOAN DOCUMENTS" means the Credit Agreement, the Notes, the Security Documents and the documentation governing the Additional Secured Obligations.

         "OPERATING PROPERTY" means any real property or equipment located within the United States and owned by, or leased to, the Borrower or any of its Subsidiaries that has a net book value (after deduction of accumulated depreciation) in excess of 1.0% of the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (i) all current liabilities (excluding any indebtedness for money borrowed having a maturity of less than 12 months from the date of the most recent consolidated balance sheet of the Borrower but which by its terms is renewable or extendable beyond 12 months from such date at the option of the Borrower) and (ii) all investments in Unrestricted Subsidiaries (as defined in the Indenture), all as set forth on the most recent consolidated balance sheet of the Borrower and computed in accordance with generally accepted accounting principles.

         "OPINION OF COUNSEL" means a written opinion of legal counsel (who may be counsel to a Lien Grantor or other counsel, in either case approved by the Administrative Agent in a writing delivered to the Collateral Agent, which approval shall not be unreasonably withheld) addressed and delivered to the Collateral Agent.

         "ORIGINAL LIEN GRANTOR" means any Lien Grantor that grants a Lien on any of its assets hereunder on the effective date of this Agreement.

         "OWN" refers to the possession of sufficient rights in property to grant a security interest therein as contemplated by UCC Section 9-203, and "ACQUIRE" refers to the acquisition of any such rights.

         "PARTNERSHIP INTEREST" means a partnership interest, whether general or limited.

         "PERFECTION CERTIFICATE" means, with respect to any Lien Grantor, a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules contemplated thereby to the reasonable satisfaction of the Administrative Agent, and signed by an officer of such Lien Grantor.

         "PERMITTED INVESTMENTS" means investments in:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof;

                  (b) commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

                  (c) certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any State thereof which has a combined capital and surplus and undivided profits of at least $500,000,000; and

                  (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above.

         "PERMITTED LIENS" means (i) the Transaction Liens and (ii) any other Liens on the Collateral permitted to be created or assumed or to exist pursuant to the Credit Agreement.

         "PLEDGED", when used in conjunction with any type of asset, means at any time an asset of such type that is included (or that creates rights that are included) in the Collateral at such time. For example, "Pledged letter of credit" means a letter of credit that creates rights to payment or performance that are included in the Collateral at such time.

         "POST-PETITION INTEREST" means any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.

         "PROCEEDS" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Collateral, including all claims of the relevant Lien Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral.

         "RELEASE CONDITIONS" means the following conditions for releasing all the Secured Guarantees and terminating all the Transaction Liens:

                  (i) all Commitments under the Credit Agreement shall have expired or been terminated;

                 (ii) all Liquidated Secured Obligations shall have been paid in full; and

                (iii) no Unliquidated Secured Obligation shall remain outstanding or such Unliquidated Secured Obligation shall be cash collateralized to an extent and in a manner reasonably satisfactory to each affected Secured Party.

         "REVISED ARTICLE 9" means revised Article 9 of the Uniform Commercial Code as set forth in the 1998 Official Text thereof; provided that, when used with respect to any jurisdiction on or after the date when revised Article 9 (with or without local changes therein) first becomes effective in such jurisdiction, "Revised Article 9" refers to Article 9 as in effect in such jurisdiction from time to time.

         "REVISED UCC" means (i) before the UCC Revision Date, the Uniform Commercial Code as set forth in the 1998 Official Text thereof and (ii) on and




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


after the UCC Revision Date, the Uniform Commercial Code as in effect from time to time in the State of New York.

         "SECURED AGREEMENT", when used with respect to any Secured Obligation, refers collectively to each instrument, agreement or other document that sets forth obligations of the Borrower, obligations of a guarantor and/or rights of the holder with respect to such Secured Obligation.

         "SECURED GUARANTEE" means, with respect to each Guarantor, its guarantee of the Secured Obligations under Section 2 hereof or Section 1 of a Security Agreement Supplement.

         "SECURED OBLIGATIONS" means (i) all principal of all Loans outstanding from time to time under the Credit Agreement, all interest (including Post-Petition Interest) on such Loans and all other amounts now or hereafter payable by the Borrower pursuant to the Loan Documents and (ii) all obligations (if any) designated by the Borrower as Additional Secured Obligations pursuant to Section 14.

         "SECURED PARTIES" means the holders from time to time of the Secured Obligations.

         "SECURITY AGREEMENT SUPPLEMENT" means a Security Agreement Supplement, substantially in the form of Exhibit A, signed and delivered to the Collateral Agent for the purpose of adding a Subsidiary of the Borrower as a party hereto pursuant to Section 13 and/or adding additional property to the Collateral.

         "SECURITY DOCUMENTS" means this Agreement, the Security Agreement Supplements and all other supplemental or additional security agreements, control agreements, or similar instruments delivered pursuant to the Loan Documents.

         "TRANSACTION LIENS" means the Liens granted by the Lien Grantors under the Security Documents.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any Transaction Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.




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


         "UCC REVISION DATE" means the date when Revised Article 9 first becomes effective in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any Transaction Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC Revision Date" means the date when Revised Article 9 first becomes effective in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. Such provisions often refer to the relevant date as the "APPLICABLE UCC REVISION DATE".

         "UNLIQUIDATED SECURED OBLIGATION" means, at any time, any Secured Obligation (or portion thereof) that is contingent in nature or unliquidated at such time, including any Secured Obligation that is:

                  (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it;

                  (ii) any other obligation (including any guarantee) that is contingent in nature at such time; provided that contingent obligations under general indemnification provisions (such as Sections 8.03, 8.04 and 9.03 of the Credit Agreement) and the like as to which no claim is pending or reasonably foreseeable shall not be treated as Unliquidated Secured Obligations for purposes of administration of this Agreement;

                 (iii) an obligation in respect of foreign exchange contracts that have not matured or otherwise been terminated at such time; or

                  (iv) an obligation to provide collateral to secure any of the foregoing types of obligations.

         "UNOVA COMPANY" means the Borrower or any of its Subsidiaries.

         (a) Terms Generally. The definitions of terms herein (including those incorporated by reference to the UCC or to another document) apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words "INCLUDE", "INCLUDES" and "INCLUDING" shall be deemed to be followed by the phrase "WITHOUT LIMITATION". The word "WILL" shall be construed to have the same meaning and effect as the word "SHALL". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from




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


time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "HEREIN", "HEREOF" and "HEREUNDER", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement and (e) the word "PROPERTY" shall be construed to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

         SECTION 2.  Guarantees by Guarantors.

          (a) Secured Guarantees. Each Guarantor unconditionally guarantees the full and punctual payment of each Secured Obligation when due (whether at stated maturity, upon acceleration or otherwise). If the Borrower fails to pay any Secured Obligation punctually when due, each Guarantor agrees that it will forthwith on demand pay the amount not so paid at the place and in the manner specified in the relevant Secured Agreement.

          (b) Secured Guarantees Unconditional. The obligations of each Guarantor under its Secured Guarantee shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower, any other Guarantor or any other Person under any Secured Agreement, by operation of law or otherwise;

                  (ii) any modification or amendment of or supplement to any Secured Agreement;

                  (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Borrower, any other Guarantor or any other Person under any Secured Agreement;

                  (iv) any change in the corporate existence, structure or ownership of the Borrower, any other Guarantor or any other Person or any of their respective subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, any other Guarantor or any other Person or any of their assets or any resulting release or discharge of any obligation of the Borrower, any other Guarantor or any other Person under any Secured Agreement;

                  (v) the existence of any claim, set-off or other right that such Guarantor may have at any time against the Borrower, any other Guarantor, any Secured Party or any other Person, whether in connection with the Loan Documents or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (vi) any invalidity or unenforceability relating to or against the Borrower, any other Guarantor or any other Person for any reason of any Secured Agreement, or any provision of applicable law or regulation purporting to prohibit the payment of any Secured Obligation by the Borrower, any other Guarantor or any other Person; or

                  (vii) any other act or omission to act or delay of any kind by the Borrower, any other Guarantor, any other party to any Secured Agreement, any Secured Party or any other Person, or any other circumstance whatsoever that might, but for the provisions of this clause (vii), constitute a legal or equitable discharge of or defense to any obligation of any Guarantor hereunder.

          (c) Release of Secured Guarantees. (i) All the Secured Guarantees will be released when all the Release Conditions are satisfied. If at any time any payment of a Secured Obligation is rescinded or must be otherwise restored or returned upon the insolvency or receivership of the Borrower or otherwise, the Secured Guarantees shall be reinstated with respect thereto as though such payment had been due but not made at such time.

         (ii) If all the capital stock of a Guarantor or all the assets of a Guarantor are sold to a Person other than the Borrower or one of its Subsidiaries in a transaction not prohibited by the Credit Agreement (any such sale, a "SALE OF GUARANTOR"), the Collateral Agent shall release such Guarantor from its Secured Guarantee. Such release shall not require the consent of any Secured Party, and the Collateral Agent shall be fully protected in relying on a certificate of the Borrower as to whether any particular sale constitutes a Sale of Guarantor.

         (iii) In addition to any release permitted by subsection (ii), the Collateral Agent may release any Secured Guarantee with the prior written consent of the Required Banks.

          (d) Waiver by Guarantors. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower, any other Guarantor or any other Person.

          (e) Subrogation. Each Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against the Borrower with respect to such payment or against any direct or indirect security therefor, or otherwise to be reimbursed, indemnified or exonerated by or for the account of the Borrower in respect thereof.

          (f) Contribution; Subordination. Each Guarantor (a "CONTRIBUTING GUARANTOR") agrees that, in the event a payment shall be made by any other Guarantor under this Agreement or assets of any other Guarantor shall be sold pursuant to this Agreement to satisfy a claim against any UNOVA Company (such other Guarantor, the "CLAIMING GUARANTOR"), the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on November 13, 2000 (or, in the case of any Guarantor becoming a party hereto pursuant to Section 19 after such date, the date of the Supplement hereto executed and delivery by such Guarantor) and the denominator shall be the aggregate net worth of all the Guarantors on November 13, 2000 (or, in the case of any Guarantor becoming a party hereto pursuant to Section 19 after such date, the date of the Supplement hereto executed and delivered by such Guarantor). All rights of the Guarantors under this Section and any other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Secured Obligations.

          (g) Stay of Acceleration. If acceleration of the time for payment of any Secured Obligation by the Borrower is stayed by reason of the insolvency or receivership of the Borrower or otherwise, all Secured Obligations otherwise subject to acceleration under the terms of any Secured Agreement shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Collateral Agent.

          (h) Right of Set-Off. If any Secured Obligation is not paid promptly when due, each of the Secured Parties and their respective Affiliates is authorized, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Secured Party or Affiliate to or for the credit or the account of any Guarantor against the obligations of such Guarantor under its Secured Guarantee, irrespective of whether or not such Secured Party shall have made any demand thereunder and although such obligations may be unmatured. The rights of each Secured Party under this subsection are in addition to all other rights and remedies (including other rights of setoff) that such Secured Party may have.

          (i) Continuing Guarantee. Each Secured Guarantee is a continuing guarantee, shall be binding on the relevant Guarantor and its successors and assigns, and shall be enforceable by the Collateral Agent or the Secured Parties. If all or part of any Secured Party's interest in any Secured Obligation is assigned or otherwise transferred, the transferor's rights under each Secured Guarantee, to the extent applicable to the obligation so transferred, shall automatically be transferred with such obligation.

          (j) Limitation on Obligations of Guarantor. The obligations of each Guarantor under its Secured Guarantee shall be limited to an aggregate amount equal to the largest amount that would not render such Secured Guarantee subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law.

         SECTION 3.  Grant of Transaction Liens.

          (a) The Borrower, in order to secure the Secured Obligations, and each Guarantor listed on the signature pages hereof, in order to secure its Secured Guarantee, grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in all the following property of the Borrower or such Guarantor, as the case may be, whether now owned or existing or hereafter acquired or arising and regardless of where located, subject to the exceptions set forth in Section 3(b):

                  (i)    all Accounts;

                 (ii)    all Chattel Paper;

                (iii)    all Documents;

                 (iv)    all Equipment;

                  (v) all General Intangibles (including any Equity Interests in other Persons that do not constitute Investment Property and any Intellectual Property);

                 (vi)    all Instruments;

                (vii)    all Inventory;

               (viii)    all Investment Property;

                 (ix)    all Letter-of-Credit Rights;

                  (x) all books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Original Lien Grantor pertaining to any of its Collateral; and

                 (xi) all Proceeds of the Collateral described in the foregoing clauses (i) through (x).

          (b)   The Collateral shall not include:

                  (i) any Equity Interest in or any Debt issued by any Domestic Subsidiary or any Restricted Subsidiary (as defined in the Indenture);

                 (ii)    any Operating Property;

                (iii) any assets the grant of a security interest in which is prohibited by Section 5.2(a) of the Existing Receivables Facility as in effect on the date hereof for so long as such facility remains in effect;

                 (iv) motor vehicles the perfection of a security interest in which is excluded from the Uniform Commercial Code in the relevant jurisdiction;

                  (v) voting Equity Interests in any Foreign Subsidiary, to the extent (but only to the extent) required to prevent the Collateral from including more than 66% of all voting Equity Interests in such Foreign Subsidiary;

                 (vi) any assets subject to a Permitted Lien, if and for so long as the document granting or governing such Permitted Lien validly prohibits the granting of another Lien on such assets;

                (vii) Equipment leased by an Original Lien Grantor under a lease, if and for so long as such lease validly prohibits the granting of a Lien on such Equipment; and

               (viii) any general intangibles or other rights arising under any contract, instrument, license or other document if (but only to the extent that and only for so long as) the grant of a security interest therein is validly prohibited or validly made subject to the consent of a third party, unless and until all required consents shall have been obtained.

          (c) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

          (d) The Transaction Liens are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Lien Grantor with respect to any of the Collateral or any transaction in connection therewith.

         SECTION 4. General Representations and Warranties. Each Original Lien Grantor represents and warrants that:

          (a) Such Lien Grantor is a duly organized, validly existing and in good standing under the laws of the jurisdiction identified as its jurisdiction of organization in its Perfection Certificate.

          (b) Such Lien Grantor has good and marketable title to all its Collateral (subject to exceptions that are, in the aggregate, not material), free and clear of any Lien other than Permitted Liens.

          (c) Such Lien Grantor has not performed any acts that might prevent the Collateral Agent from enforcing any of the provisions of the Security Documents or that would limit the Collateral Agent in any such enforcement. No financing statement, security agreement, mortgage or similar or equivalent document or instrument covering all or part of the Collateral owned by such Lien Grantor is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect or record a Lien on such Collateral, except financing statements, mortgages or other similar or equivalent documents with respect to Permitted Liens.

         (d) The Transaction Liens on all Collateral owned by such Lien Grantor
(i) have been validly created, (ii) will attach to each item of such Collateral on the effective date of this Agreement (or, if such Lien Grantor first obtains rights thereto on a later date, on such later date) and (iii) when so attached, will secure all the Secured Obligations or such Lien Grantor's Secured Guarantee, as the case may be.

         (e) Such Lien Grantor has delivered a Perfection Certificate to the Collateral Agent. The information set forth therein is correct and complete as of the effective date of this Agreement.

         (f) When UCC financing statements describing the Collateral as set forth in such Lien Grantor's Perfection Certificate have been filed in the offices specified in such Perfection Certificate, the Transaction Liens will constitute perfected security interests in the Collateral owned by such Lien Grantor to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all Liens and rights of others therein except Permitted Liens. Except for the filing of such UCC financing statements, no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of the Security Documents or is necessary for the validity or enforceability thereof or for the perfection of the Transaction Liens pursuant to the UCC or for the enforcement of the Transaction Liens pursuant to the UCC.

         (g) Such Lien Grantor has taken, and will continue to take, all actions necessary under the UCC to perfect its interest in any Accounts or Chattel Paper purchased or otherwise acquired by it, as against its assignors and creditors of its assignors. On and after the applicable UCC Revision Date, such Lien Grantor will also take, and continue to take, all actions necessary under the UCC to perfect its interest in any Payment Intangibles or promissory notes purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

         (h) Such Lien Grantor's Collateral is insured as required by the Credit Agreement.

         (i) All of such Lien Grantor's Inventory has or will have been produced in compliance with the applicable requirements of the Fair Labor Standards Act, as amended.

         SECTION 5. Further Assurances; General Covenants. Each Lien Grantor covenants as follows:

          (a) Such Lien Grantor will, from time to time, at the Borrower's expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any filing of financing or continuation statements under the UCC) that from time to time may be reasonably necessary or desirable, or that the Administrative Agent may reasonably request, in order to:

                  (i) create, preserve, perfect, confirm or validate the Transaction Liens on such Lien Grantor's Collateral;

                  (ii) enable the Collateral Agent and the other Secured Parties to obtain the full benefits of the Security Documents; or

                  (iii) enable the Collateral Agent to exercise and enforce any of its rights, powers and remedies with respect to any of such Lien Grantor's Collateral.

To the extent permitted by applicable law, such Lien Grantor authorizes the Collateral Agent to execute and file such financing statements or continuation statements without such Lien Grantor's signature appearing thereon. Such Lien Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Such Lien Grantor constitutes the Collateral Agent its attorney-in-fact to execute and file all filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until all the Transaction Liens granted by such Lien Grantor terminate pursuant to Section 12. The Borrower will pay the costs of, or incidental to, any recording or filing of any financing or continuation statements or other documents recorded or filed pursuant hereto.

          (b) Such Lien Grantor will not (i) change its name or corporate structure, (ii) change its location (determined as provided in Revised UCC
Section 9-307) or (iii) become bound, as provided in Revised UCC Section 9-203(d) or otherwise, by a security agreement entered into by another Person, unless it shall have given the Collateral Agent prior notice thereof and taken such actions as the Collateral Agent may reasonably request in accordance with
Section 5(a).

          (c) Before the applicable UCC Revision Date, such Lien Grantor will not change (i) the location of its chief executive office or chief place of business or (ii) the locations where it keeps or holds any Collateral (except Inventory in transit from one such location to another) from the applicable locations described in its Perfection Certificate, unless it shall have given the Collateral Agent prior notice thereof and taken such actions as the Collateral Agent may reasonably request in accordance with Section 5(a). It will not in any event change the location of any Collateral owned by it if such change would cause the Transaction Lien on such Collateral to lapse or cease to be perfected.

         (d) At least 10 days before it takes any action contemplated by
Section 5(b) or 5(c), such Lien Grantor will ensure that (i) all financing statements and amendments or supplements thereto, continuation statements and other documents required to be filed or recorded in order to perfect and protect the Transaction Liens against all creditors of and purchasers from such Lien Grantor after it takes such action (except any applicable continuation statements that are to be filed more than six months after the date thereof) have been filed or recorded in each office necessary for such purpose, (ii) all fees and taxes, if any, payable in connection with such filings or recordations have been paid in full and (iii) except as otherwise agreed by the Required Banks, such action will not adversely affect the perfection or priority of the Transaction Lien on any Collateral to be owned by such Lien Grantor after it takes such action or the accuracy of such Lien Grantor's representations and warranties herein relating to such Collateral.

         (e) Other than sales of inventory in the ordinary course of business, such Lien Grantor will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any of its Collateral; provided that such Lien Grantor may do any of the foregoing unless (i) doing so would violate a covenant in the Credit Agreement or (ii) an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified such Lien Grantor that its right to do so is terminated, suspended or otherwise limited. Concurrently with any sale, lease or other disposition (except a sale or disposition to another Lien Grantor or a lease) permitted by the foregoing proviso, the Transaction Liens on the assets sold or disposed of (but not in any Proceeds arising from such sale or disposition) will cease immediately without any action by the Collateral Agent or any other Secured Party. The Collateral Agent will, at the Borrower's expense, execute and deliver to the relevant Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the fact that any asset so sold or disposed of is no longer subject to a Transaction Lien.

          (f) Such Lien Grantor will, promptly upon request, provide to the Collateral Agent all information and evidence concerning such Lien Grantor's Collateral that the Collateral Agent may reasonably request from time to time to enable it to enforce the provisions of the Security Documents.

         SECTION 6. Remedies upon Event of Default. (a) If an Event of Default shall have occurred and be continuing, the Collateral Agent may exercise (or cause its sub-agents to exercise) any or all of the remedies available to it (or to such sub-agents) under the Security Documents.

          (b) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Collateral Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) with respect to any Collateral and, in addition, the Collateral Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, sell, lease, license or otherwise dispose of the Collateral or any part thereof. Notice of any such sale or other disposition shall be given to the relevant Lien Grantor(s) as required by
Section 9.

         (c) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing:

                 (i) the Collateral Agent may license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Pledged intellectual property (including any Pledged Intellectual Property) throughout the world for such term or terms, on such conditions and in such manner as the Collateral Agent shall in its sole discretion determine; provided that such licenses or sublicenses do not conflict with any existing license;

                (ii) the Collateral Agent may (without assuming any obligation or liability thereunder), at any time and from time to time, in its sole and reasonable discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Lien Grantor in, to and under any of its Pledged intellectual property and take or refrain from taking any action under any thereof, and each Lien Grantor releases the Collateral Agent and each other Secured Party from liability for, and agrees to hold the Collateral Agent and each other Secured Party free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto, except for claims and expenses arising from the Collateral Agent's or such Secured Party's gross negligence or willful misconduct; and

               (iii) upon request by the Collateral Agent (which shall not be construed as implying any limitation on its rights or powers), each Lien Grantor will execute and deliver to the Collateral Agent a power of attorney, in form and substance reasonably satisfactory to the Collateral

         Agent, for the implementation of any sale, lease, license or other disposition of any of such Lien Grantor's Pledged intellectual property or any action related thereto. In connection with any such disposition, but subject to any confidentiality restrictions imposed on such Lien Grantor in any license or similar agreement, such Lien Grantor will supply to the Collateral Agent its know-how and expertise relating to the relevant intellectual property or the products or services made or rendered in connection with such intellectual property, and its customer lists and other records relating to such intellectual property and to the distribution of said products or services.


         SECTION 7. Application of Proceeds. (a) If an Event of Default shall have occurred and be continuing, the Collateral Agent may apply the proceeds of any sale or other disposition of all or any part of the Collateral, in the following order of priorities:

                first, to pay the expenses of such sale or other disposition, including reasonable compensation to agents of and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection with the Security Documents, and any other amounts then due and payable to the Collateral Agent pursuant to Section 8 or to the Administrative Agent pursuant to the Credit Agreement;

               second, to pay the unpaid principal of the Secured Obligations ratably (or provide for the payment thereof pursuant to Section 7(b)), until payment in full of the principal of all Secured Obligations shall have been made (or so provided for);

                third, to pay ratably all interest (including Post-Petition Interest) and all facility and other fees payable under the Loan Documents, until payment in full of all such interest and fees shall have been made;

               fourth, to pay all other Secured Obligations ratably (or provide for the payment thereof pursuant to Section 7(b)), until payment in full of all such other Secured Obligations shall have been made (or so provided for); and

              finally, to pay to the relevant Lien Grantor, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it;

provided that Collateral owned by a Guarantor and any proceeds thereof shall be applied pursuant to the foregoing clauses first, second, third and fourth only to the extent permitted by the limitation in Section 2(j). The Collateral Agent may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.


         (b) If at any time any portion of any monies collected or received by the Collateral Agent would, but for the provisions of this Section 7(b), be payable pursuant to Section 7(a) in respect of an Unliquidated Secured Obligation, the Collateral Agent shall not apply any monies to pay such Unliquidated Secured Obligation but instead shall request the holder thereof, at least 10 days before each proposed distribution hereunder, to notify the Collateral Agent as to the maximum amount of such Unliquidated Secured Obligation if then ascertainable (e.g., in the case of a letter of credit, the maximum amount available for subsequent drawings thereunder). If the holder of such Unliquidated Secured Obligation does not notify the Collateral Agent of the maximum ascertainable amount thereof at least two Domestic Business Days before such distribution, such holder will not be entitled to share in such distribution. If such holder does so notify the Collateral Agent as to the maximum ascertainable amount thereof, the Collateral Agent will allocate to such holder a portion of the monies to be distributed in such distribution, calculated as if such Unliquidated Secured Obligation were outstanding in such maximum ascertainable amount. However, the Collateral Agent will not apply such portion of such monies to pay such Unliquidated Secured Obligation, but instead will hold such monies or invest such monies in Liquid Investments. All such monies and Liquid Investments and all proceeds thereof will constitute Collateral hereunder, but will be subject to distribution in accordance with this Section 7(b) rather than Section 7(a). The Collateral Agent will hold all such monies and Liquid Investments and the net proceeds thereof in trust until all or part of such Unliquidated Secured Obligation becomes a Liquidated Secured Obligation, whereupon the Collateral Agent at the request of the relevant Secured Party will apply the amount so held in trust to pay such Liquidated Secured Obligation; provided that, if the other Secured Obligations theretofore paid pursuant to the same clause of Section 7(a) (i.e., clause second or fourth) were not paid in full, the Collateral Agent will apply the amount so held in trust to pay the same percentage of such Liquidated Secured Obligation as the percentage of such other Secured Obligations theretofore paid pursuant to the same clause of Section 7(a). If (i) the holder of such Unliquidated Secured Obligation shall advise the Collateral Agent that no portion thereof remains in the category of an Unliquidated Secured Obligation and (ii) the Collateral Agent still holds any amount held in trust pursuant to this Section 7(b) in respect of such Unliquidated Secured Obligation (after paying all amounts payable pursuant to the preceding sentence with respect to any portions thereof that became

Liquidated Secured Obligations), such remaining amount will be applied by the Collateral Agent in the order of priorities set forth in Section 7(a).

         (c) In making the payments and allocations required by this Section, the Collateral Agent may rely upon information supplied to it pursuant to
Section 11(g). All distributions made by the Collateral Agent pursuant to this Section shall be final (except in the event of manifest error) and the Collateral Agent shall have no duty to inquire as to the application by any Secured Party of any amount distributed to it.

         SECTION 8. Fees and Expenses; Indemnification. (a) The Borrower will forthwith upon demand pay to the Collateral Agent:

                 (i) the amount of any taxes that the Collateral Agent may have been required to pay by reason of the Transaction Liens or to free any Collateral from any other Lien thereon (other than Permitted Liens);

                (ii) the amount of any and all reasonable out-of-pocket expenses, including transfer taxes and reasonable fees and expenses of counsel and other experts, that the Collateral Agent may incur in connection with (x) the administration or enforcement of the Security Documents, including such expenses as are incurred to preserve the value of the Collateral or the validity, perfection, rank or value of any Transaction Lien, (y) the collection, sale or other disposition of any Collateral or (z) the exercise by the Collateral Agent of any of its rights or powers under the Security Documents;

               (iii) the amount of any fees that the Borrower shall have agreed in writing to pay to the Collateral Agent and that shall have become due and payable in accordance with such written agreement; and

                (iv) the amount required to indemnify the Collateral Agent for, or hold it harmless and defend it against, any loss, liability or expense (including the reasonable fees and expenses of its counsel and any experts or sub-agents appointed by it hereunder) incurred or suffered by the Collateral Agent in connection with the Security Documents, except to the extent that such loss, liability or expense arises from the Collateral Agent's gross negligence or willful misconduct or a breach of any duty that the Collateral Agent has under this Agreement (after giving effect to Sections 10 and 11).

Any such amount not paid to the Collateral Agent on demand will bear interest for each day thereafter until paid at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day.

         (b) If any transfer tax, documentary stamp tax or other tax is payable in connection with any transfer or other transaction provided for in the Security Documents, the Borrower will pay such tax and provide any required tax stamps to the Collateral Agent or as otherwise required by law.

         (c) The Borrower shall indemnify each of the Secured Parties, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all liabilities, losses, damages, costs and expenses of any kind (including reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and reasonable fees and disbursements of counsel) arising out of, or in connection with any and all liabilities, contingent or otherwise (including any liability for damages, costs of remediation, fines, penalties or indemnities), of any UNOVA Company directly or indirectly resulting from or based on (i) violation of any Environmental Law, (ii) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Substances, (iii) exposure to any Hazardous Substance, (iv) the release or threatened release of any Hazardous Substance into the environment or (v) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. Without limiting the generality of the foregoing, each Lien Grantor waives all rights for contribution and all other rights of recovery with respect to liabilities, losses, damages, costs and expenses arising under or related to Environmental Laws that it might have by statute or otherwise against any Indemnitee.

         SECTION 9. Authority to Administer Collateral. Each Lien Grantor irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of such Lien Grantor, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at the Borrower's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default shall have occurred and be continuing, all or any of the following powers with respect to all or any of such Lien Grantor's Collateral:

                  (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

                  (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (c) to sell, lease, license or otherwise dispose of the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

                  (d) to extend the time of payment of any or all thereof and to make any allowance or other adjustment with reference thereto;

provided that, except in the case of Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will give the relevant Lien Grantor at least ten days' prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. The Collateral Agent and each Lien Grantor agree that such notice constitutes "reasonable notification" within the meaning of Current UCC Section 9-504(3). If any such notice is given after the UCC Revision Date, it shall (i) contain the information specified in Revised UCC Section 9-613, (ii) be Authenticated and (iii be sent to the parties required to be notified pursuant to Revised UCC Section 9-611(c); provided that, if the Collateral Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC.

         SECTION 10. Limitation on Duty in Respect of Collateral. Beyond the exercise of reasonable care in the custody and preservation thereof, the Collateral Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the Collateral Agent in good faith or by reason of any act or omission by the Collateral Agent pursuant to instructions from the Administrative Agent, except to the extent that such liability arises from the Collateral Agent's gross negligence or willful misconduct.

         SECTION 11. General Provisions Concerning the Collateral Agent. (a Authority. The Collateral Agent is authorized to take such actions and to exercise such powers as are delegated to the Collateral Agent by the terms of the Security

Documents, together with such actions and powers as are reasonably incidental thereto.

         (b) Coordination with Administrative Agent. To the extent requested to do so by the Administrative Agent, the Collateral Agent will promptly notify the Administrative Agent of each notice or other communication received by the Collateral Agent hereunder and/or deliver a copy thereof to the Administrative Agent. As to any matters not expressly provided for herein (including (i) the timing and methods of realization upon the Collateral and (ii) the exercise of any power that the Collateral Agent may, but is not expressly required to, exercise under any Security Document), the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Administrative Agent or, in the absence of such instructions, in accordance with its discretion (subject to the following provisions of this Section).

         (c) Rights and Powers as a Secured Party. The bank serving as the Collateral Agent shall, in its capacity as a Secured Party, have the same rights and powers as any other Secured Party and may exercise the same as though it were not the Collateral Agent. Such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any UNOVA Company or Affiliate thereof as if it were not the Collateral Agent hereunder.

         (d) Limited Duties and Responsibilities. The Collateral Agent shall not have any duties or obligations under the Security Documents except those expressly set forth therein. Without limiting the generality of the foregoing,
(a) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing, (b) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Security Documents that the Collateral Agent is required in writing to exercise by the Administrative Agent, and (c) except as expressly set forth in the Security Documents, the Collateral Agent shall not have any duty to disclose, and shall not be liable for any failure to disclose, any information relating to any UNOVA Company that is communicated to or obtained by the bank serving as Collateral Agent or any of its Affiliates in any capacity. The Collateral Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Administrative Agent or in the absence of its own gross negligence or wilful misconduct. The Collateral Agent shall not be responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of any Transaction Lien, whether impaired by operation of law or by reason of any action or omission to act on its part under the Security Documents. The Collateral Agent shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to the Collateral Agent by the Borrower or a Secured Party, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Security Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Security Document, (iv) the validity, enforceability, effectiveness or genuineness of any Security Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in any Security Document.

         (e) Authority to Rely on Certain Writings, Statements and Advice. The Collateral Agent shall be entitled to rely on, and shall not incur any liability for relying on, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Agent also may rely on any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountant or expert. The Collateral Agent may rely conclusively on advice from the Administrative Agent as to whether at any time
(i) an Event of Default has occurred and is continuing, (ii) the maturity of the Loans has been accelerated or (iii) any proposed action is permitted or required by the Credit Agreement.

         (f) Sub-Agents and Related Parties. The Collateral Agent may perform any of its duties and exercise any of its rights and powers through one or more sub-agents appointed by it. The Collateral Agent and any such sub-agent may perform any of its duties and exercise any of its rights and powers through its Related Parties. The exculpatory provisions of Section 10 and this Section shall apply to any such sub-agent and to the Related Parties of the Collateral Agent and any such sub-agent.

         (g) Information as to Secured Obligations and Actions by Secured Parties. For all purposes of the Security Documents, including determining the amounts of the Secured Obligations and whether a Secured Obligation is an Unliquidated Secured Obligation or not, or whether any action has been taken under any Secured Agreement, the Collateral Agent will be entitled to rely on information from (i) the Administrative Agent for information as to the Bank, the

Administrative Agent or the Collateral Agent, their Secured Obligations and actions taken by them, (ii) any Secured Party (or any trustee, agent or similar representative designated pursuant to Section 14 to supply such information) for information as to its Secured Obligations and actions taken by it, to the extent that the Collateral Agent has not obtained such information from the foregoing sources, and (iii) the Borrower, to the extent that the Collateral Agent has not obtained information from the foregoing sources.

         (h) Within two Domestic Business Days after it receives or sends any notice referred to in this subsection, the Collateral Agent shall send to the Administrative Agent and each Secured Party requesting notice thereof, copies of any certificate designating additional obligations as Additional Secured Obligations received by the Collateral Agent pursuant to Section 14 and any notice given by the Collateral Agent to any Lien Grantor, or received by it from any Lien Grantor, pursuant to Section 6, 7, 9, 11(j) or 12; provided that such Secured Party that has, at least five Domestic Business Days prior thereto, delivered to the Collateral Agent a written notice (i) stating that it holds one or more Secured Obligations and wishes to receive copies of such notices and
(ii) setting forth its address, facsimile number and e-mail address to which copies of such notices should be sent.

         (i) The Collateral Agent may refuse to act on any notice, consent, direction or instruction from the Administrative Agent or any Secured Parties or any agent, trustee or similar representative thereof that, in the Collateral Agent's opinion, (i) is contrary to law or the provisions of any Security Document, (ii) may expose the Collateral Agent to liability (unless the Collateral Agent shall have been indemnified, to its reasonable satisfaction, for such liability by the Secured Parties that gave, or instructed the Administrative Agent to give, such notice, consent, direction or instruction) or
(iii) is unduly prejudicial to Secured Parties not joining in such notice, consent, direction or instruction.

         (j) Resignation; Successor Collateral Agent. Subject to the appointment and acceptance of a successor Collateral Agent as provided in this subsection, the Collateral Agent may resign at any time by notifying the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right, in consultation with the Borrower, to appoint a successor Collateral Agent. If no successor shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon acceptance of its appointment as Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent hereunder, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed by the Borrower and such successor. After the Collateral Agent's resignation hereunder, the provisions of this Section and Section 10 shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting as Collateral Agent.

         SECTION 12. Termination of Transaction Liens; Release of Collateral.
(a) The Transaction Liens granted by each Guarantor shall terminate when its Secured Guarantee is released pursuant to Section 2(c).

         (b) The Transaction Liens granted by the Borrower shall terminate when all the Release Conditions are satisfied.

         (c) The Transaction Liens granted by the relevant Lien Grantor with respect to any Collateral shall terminate upon the sale of such Collateral to a Person other than the Borrower or one of its Subsidiaries in a transaction not prohibited by the Credit Agreement. Such termination shall not require the consent of any Secured Party, and the Collateral Agent shall be fully protected in relying on a certificate of the Borrower as to whether any particular sale of assets is not prohibited under the Credit Agreement.

         (d) At any time before the Transaction Liens granted by the Borrower terminate, the Collateral Agent may, at the written request of the Borrower, release any Collateral with the prior written consent of the Required Banks.

         (e) Upon any termination of a Transaction Lien or release of Collateral, the Collateral Agent will, at the expense of the relevant Lien Grantor, execute and deliver to such Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the termination of such Transaction Lien or the release of such Collateral, as the case may be.

         SECTION 13. Guarantors and Lien Grantors. (a) The Borrower hereby represents and warrants that the Guarantors listed on the signatures pages hereof represent all the Domestic Subsidiaries of the Borrower on the date hereof.

         (b) If any additional Domestic Subsidiary is formed or acquired after the date hereof, the Borrower will, within ten Domestic Business Days after such

Subsidiary is formed or acquired, notify the Collateral Agent and the Secured Parties thereof and cause such Subsidiary to become a party hereto by signing and delivering to the Collateral Agent a Security Agreement Supplement, whereupon such Subsidiary shall become a "Guarantor" and a "Lien Grantor" as defined herein.

         SECTION 14. Additional Secured Obligations. On or after the date hereof, the Borrower may designate Additional Secured Obligations for purposes hereof by delivering to the Collateral Agent a certificate signed by a financial officer identifying the obligation so designated, certifying that such obligation is permitted under the Credit Agreement, stating that such obligation is designated as an Additional Secured Obligation for purposes hereof and specifying the name and address of the holder of such obligation or of a trustee, agent or similar representative designated to supply information with respect to such Additional Secured Obligation to the Collateral Agent as contemplated by Section 11(g).

           SECTION 15. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

                  (a) in the case of any Lien Grantor listed on the signature pages hereof:

                           c/o UNOVA, Inc.
                           21900 Burbank Boulevard
                           Woodland Hills, CA  91367-7418
                           Attention: Alan C. Hooker
                           Facsimile: 818-992-2627
                           E-mail: ahooker@unova.com

                  (b) in the case of any other Lien Grantor, its address, facsimile number or e-mail address set forth in its first Security Agreement Supplement;

                  (c) in the case of the Collateral Agent:

                           J.P. Morgan Services, Inc.
                           500 Stanton Christiana Road
                           Newark, DE 19713
                           Attention: Michael Massena
                           Facsimile: 302-634-1852
                           E-mail: massena_michael@jpmorgan.com


                  (d) in the case of any Bank, to the Administrative Agent to be forwarded to such Bank at its address or facsimile number specified in or pursuant to Section 9.01 of the Credit Agreement; or

                  (e) in the case of any Secured Party requesting notice under
         Section 11(g), such address, facsimile number or e-mail address as such party may hereafter specify for the purpose by notice to the Collateral Agent.

Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the Collateral Agent and the Lien Grantors in the manner specified above.

         SECTION 16. No Implied Waivers; Remedies Not Exclusive. No failure by the Collateral Agent or any Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under any Security Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any Secured Party of any right or remedy under any Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified in the Loan Documents are cumulative and are not exclusive of any other rights or remedies provided by law.

         SECTION 17. Successors and Assigns. This Agreement is for the benefit of the Collateral Agent and the Secured Parties. If all or any part of any Secured Party's interest in any Secured Obligation is assigned or otherwise transferred, the transferor's rights hereunder, to the extent applicable to the obligation so transferred, shall be automatically transferred with such obligation. This Agreement shall be binding on the Lien Grantors and their respective successors and assigns.

         SECTION 18. Amendments and Waivers. Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing entered into by the parties hereto, with the consent of the Required Banks. No such waiver, amendment or modification shall affect the rights of a Secured Party (other than a Bank) hereunder more adversely than it affects the comparable rights of the Banks hereunder, without the consent of such Secured Party.

         SECTION 19. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

         SECTION 20. Waiver of Jury Trial. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY SECURITY DOCUMENT OR ANY TRANSACTION CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 21. Severability. If any provision of any Security Document is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of the Security Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Secured Parties in order to carry out the intentions of the parties thereto as nearly as may be possible and
(ii) the invalidity or unenforceability of such provision in such jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.

         SECTION 22. Foreign Currency Translations. The Collateral Agent shall determine, using such methods and rates as the Collateral Agent deems appropriate from time to time, the United States dollar equivalent of the amount of any Additional Secured Obligation denominated in a different currency. For purposes of applying the limitations on amounts set forth in the definition of Additional Secured Obligations, such determination shall be made at the time such Additional Secured Obligation is designated as such by the Borrower, and subsequent changes in currency translation shall not affect the status of such Additional Secured Obligation hereunder (but shall be taken into account in the administration of this Agreement).

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                               UNOVA, INC.


                                   By: /s/ Elmer C. Hull, Jr.
                                       -----------------------------------------
                                       Title: Vice President and Treasurer


                               MORGAN GUARANTY TRUST
                                   COMPANY OF NEW YORK, as
                                   Collateral Agent


                                   By: /s/ Joseph F. Murphy
                                       -----------------------------------------
                                       Title: Vice President

                         GUARANTORS:

                               CINCINNATI MACHINE OF UNOVA, INC.


                                   By: /s/ Elmer C. Hull, Jr.
                                       -----------------------------------------
                                       Title: Vice President and Treasurer


                               INTERMEC INTERNATIONAL INC.


                                   By: /s/ Elmer C. Hull, Jr.
                                       -----------------------------------------
                                       Title: Vice President and Treasurer


                               INTERMEC IP CORP.

                                   By: /s/ Elmer C. Hull, Jr.
                                       -----------------------------------------
                                       Title: Vice President and Treasurer


                               INTERMEC TECHNOLOGIES CORPORATION


                                   By: /s/ Elmer C. Hull, Jr.
                                       -----------------------------------------
                                       Title: Vice President and Treasurer

                               J. S. MCNAMARA COMPANY

                                   By: /s/ Elmer C. Hull, Jr.
                                       -----------------------------------------
                                       Title: Vice President and Treasurer


                               M & E, INC.

                                   By: /s/ Elmer C. Hull, Jr.
                                       -----------------------------------------
                                       Title: Vice President and Treasurer


                               MAXILAN, INC.

                                   By: /s/ Elmer C. Hull, Jr.
                                       -----------------------------------------
                                       Title: Vice President and Treasurer


                               NAL CORPORATION

                                   By: /s/ Elmer C. Hull, Jr.
                                       -----------------------------------------
                                       Title: Vice President and Treasurer


                               NORAND DATA SYSTEMS, LTD.

                                   By: /s/ Elmer C. Hull, Jr.
                                       -----------------------------------------
                                       Title: Vice President and Treasurer

                               NORAND INTERNATIONAL CORPORATION

                                   By: /s/ Elmer C. Hull, Jr.
                                       -----------------------------------------
                                       Title: Vice President and Treasurer


                               NORAND JAPAN LIMITED

                                   By: /s/ Elmer C. Hull, Jr.
                                       -----------------------------------------
                                       Title: Vice President and Treasurer


                               R & B MACHINE TOOL COMPANY

                                   By: /s/ Elmer C. Hull, Jr.
                                       -----------------------------------------
                                       Title: Vice President and Treasurer


                               STANKO UNOVA CORPORATION

                                   By: /s/ Elmer C. Hull, Jr.
                                       -----------------------------------------
                                       Title: Vice President and Treasurer


                               UNITED BARCODE INDUSTRIES, INC.

                                   By: /s/ Elmer C. Hull, Jr.
                                       -----------------------------------------
                                       Title: Vice President and Treasurer

                               UNOVA INDUSTRIAL AUTOMATION SYSTEMS INC.

                                   By: /s/ Elmer C. Hull, Jr.
                                       -----------------------------------------
                                       Title: Vice President and Treasurer


                               UNOVA INDUSTRIES, INC.

                                   By: /s/ Elmer C. Hull, Jr.
                                       -----------------------------------------
                                       Title: Vice President and Treasurer


                               UNOVA IP CORP.

                                   By: /s/ Elmer C. Hull, Jr.
                                       -----------------------------------------
                                       Title: Vice President and Treasurer


                               UNOVA INC.


                                   By: /s/ Elmer C. Hull, Jr.
                                       -----------------------------------------
                                       Title: Vice President and Treasurer

                                                                       EXHIBIT A
                                                           TO SECURITY AGREEMENT


                          SECURITY AGREEMENT SUPPLEMENT

         SECURITY AGREEMENT SUPPLEMENT dated as of _______, ____, between [NAME OF LIEN GRANTOR] (the "LIEN GRANTOR") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Collateral Agent.

         WHEREAS, UNOVA, Inc., the Guarantors party thereto and Morgan Guaranty Trust Company of New York, as Collateral Agent, are parties to a Guarantee and Security Agreement dated as of November 13, 2000 (as heretofore amended and/or supplemented, the "SECURITY AGREEMENT") under which UNOVA, Inc. secures certain of its obligations (the "SECURED OBLIGATIONS") and the Guarantors guarantee the Secured Obligations and secure their respective guarantees thereof;

         WHEREAS, [name of Lien Grantor] desires to become [is] a party to the Security Agreement as a Guarantor and Lien Grantor thereunder;1 and

         WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in Section 1 of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:




--------
         1 If the Lien Grantor is the Borrower, delete this recital and paragraph (a) hereof.

         (a). Secured Guarantee.2 The Lien Grantor unconditionally guarantees the full and punctual payment of each Secured Obligation when due (whether at stated maturity, upon acceleration or otherwise). The Lien Grantor acknowledges that, by signing this Security Agreement Supplement and delivering it to the Collateral Agent, the Lien Grantor becomes a "Guarantor" and "Lien Grantor" for all purposes of the Security Agreement and that its obligations under the foregoing Secured Guarantee are subject to all the provisions of the Security Agreement (including those set forth in Section 2 thereof) applicable to the obligations of a Guarantor thereunder.

         (b). Grant of Transaction Liens. (i) In order to secure [its Secured Guarantee]3 [the Secured Obligations]4, the Lien Grantor grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in all the following property of the Lien Grantor, whether now owned or existing or hereafter acquired or arising and regardless of where located (the "NEW COLLATERAL"), subject to the exceptions set forth in Section 3(b) of the Security Agreement:

         [describe property being added to the Collateral]

         (ii) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (A) any Supporting Obligation that supports such payment or performance and (B) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

        (iii) The foregoing Transaction Liens are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Lien Grantor with respect to any of the New Collateral or any transaction in connection therewith.

         (c). Party to Security Agreement. Upon delivering this Security Agreement Supplement to the Collateral Agent, the Lien Grantor will become a party to the Security Agreement and will thereafter have all the rights and obligations of a Guarantor and a Lien Grantor thereunder and be bound by all the




--------
         2 Delete this paragraph if the Lien Grantor is the Borrower or a Guarantor that is already a party to the Security Agreement.
         3  Delete bracketed words if the Lien Grantor is the Borrower.
         4  Delete bracketed words if the Lien Grantor is a Guarantor.

provisions thereof as fully as if the Lien Grantor were one of the original parties thereto.5

         (d). Address of Lien Grantor. The address, facsimile number and e-mail address of the Lien Grantor for purposes of Section 15(b) of the Security Agreement are:

         [address, facsimile number and e-mail address of Lien Grantor]

         (e). Representations and Warranties. (i) The Lien Grantor is a [corporation] duly organized, validly existing and in good standing under the laws of [jurisdiction of organization].

         (ii) The Lien Grantor has delivered a Perfection Certificate to the Collateral Agent. The information set forth therein is correct and complete as of the date hereof.

        (iii) The execution and delivery of this Security Agreement Supplement by the Lien Grantor and the performance by it of its obligations under the Security Agreement as supplemented hereby are within its corporate or other powers, have been duly authorized by all necessary corporate or other action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its organizational documents, or of any agreement, judgment, injunction, order, decree or other instrument binding upon it or result in the creation or imposition of any Lien (except a Transaction Lien) on any of its assets.

         (iv) The Security Agreement as supplemented hereby constitutes a valid and binding agreement of the Lien Grantor, enforceable in accordance with its terms, except as limited by (A) applicable bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors' rights generally and (B) general principles of equity.




--------
         5 Delete paragraphs (c) and (d) if the Lien Grantor is already a party to the Security Agreement.

          (v) Each of the representations and warranties set forth in Sections 4 and 5 of the Security Agreement is true as applied to the Lien Grantor and the New Collateral. For purposes of the foregoing sentence, references in said Sections to a "Lien Grantor" shall be deemed to refer to the Lien Grantor, references to "Collateral" shall be deemed to refer to the New Collateral, and references to the "Effective Date" shall be deemed to refer to the date on which the Lien Grantor signs and delivers this Security Agreement Supplement.

         (f). Governing Law. This Security Agreement Supplement shall be construed in accordance with and governed by the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          [NAME OF LIEN GRANTOR]


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                          MORGAN GUARANTY TRUST
                                             COMPANY OF NEW YORK, as
                                          Collateral Agent


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                                                       EXHIBIT B
                                                           TO SECURITY AGREEMENT


                             PERFECTION CERTIFICATE

         The undersigned is a duly authorized officer of [NAME OF LIEN GRANTOR] (the "LIEN GRANTOR"). With reference to the Guarantee and Security Agreement dated as of November 13, 2000 among UNOVA, Inc., the Guarantors party thereto and Morgan Guaranty Trust Company of New York, as Collateral Agent (terms defined therein being used herein as therein defined), the undersigned certifies to the Collateral Agent and each other Secured Party as follows:

         A. INFORMATION REQUIRED FOR FILINGS UNDER REVISED UCC AND SEARCHES FOR PRIOR FILINGS THEREUNDER.

                  1. Jurisdiction of Organization. The Lien Grantor is a [corporation] organized under the laws of ___________.

                  2. Name. The exact [corporate] name of the Lien Grantor as it appears in its [certificate of incorporation] is as follows:



                  3. Filing Office. On and after the applicable UCC Revision Date, in order to perfect the Transaction Liens granted by the Lien Grantor, a duly signed financing statement on Form UCC-1, with the collateral described as set forth on Schedule __ hereto, should be on file in the office of ____________ in _________.1

         B. ADDITIONAL INFORMATION REQUIRED FOR FILINGS UNDER CURRENT UCC AND SEARCHES FOR PRIOR FILINGS THEREUNDER.

                  1. Current Locations. (a) The chief executive office of the Lien Grantor is located at the following address:

---------------------------------         ------------------        ------------
MAILING ADDRESS                           COUNTY                    STATE




--------
         1 Insert Lien Grantor's "location" determined as provided in Revised UCC Section 9-307.

The Lien Grantor [does] [does not] have a place of business in another county of the State listed above.

                  (b) The following are all places of business of the Lien Grantor not identified above:


---------------------------------         ------------------        ------------
MAILING ADDRESS                           COUNTY                    STATE




                  (c) The following are all locations not identified above where the Lien Grantor maintains any Inventory:


---------------------------------         ------------------        ------------
MAILING ADDRESS                           COUNTY                    STATE




                  (d) The following are the names and addresses of all Persons (other than the Lien Grantor) that have possession of any of the Lien Grantor's
Inventory:


---------------------------------         ------------------        ------------
MAILING ADDRESS                           COUNTY                    STATE

         IN WITNESS WHEREOF, I have hereunto set my hand this __ day of __________, ____


                                                --------------------------------
                                                Name:
                                                Title:

                                                                     SCHEDULE __
                                                       TO PERFECTION CERTIFICATE


                            DESCRIPTION OF COLLATERAL



All accounts, chattel paper, documents, equipment, general intangibles, instruments, inventory and investment property, in each case whether now owned or hereafter acquired and wherever located, and all proceeds thereof.